SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2013
SUBSEQUENT EVENTS
SUBSEQUENT EVENTS

26.                     SUBSEQUENT EVENTS

1)                           On February 19, 2014, the Company’s subsidiary, Metasequoia entered into a Convertible Loan Agreement with NetCloud International Holding Limited (“NetCloud”), an exempted company incorporated under the Laws of Cayman Islands, pursuant to which Metasequoia will provide an aggregate of USD500,000 loan to NetCloud, at an interest rate by reference to the US prime rate plus 2%. The term of the loan is twenty-four months, and the loan will be convertible into the Series A Preferred Shares or ordinary shares of NetCloud, at a pre-money valuation of no less than USD2,500,000.

2)                           On February 28, 2014, the Company signed a definitive securities purchase agreement with certain Institutional Investors (the “Institutional Investors”), pursuant to which the Institutional Investors will make an aggregate investment of US$55 million in the Company by subscribing for 53,855,569 newly issued ordinary shares of the Company, which are represented by 3,365,973 ADSs. The purchase price is US$16.34 per ADS, or US$1.02125 per ordinary share. The transaction was closed on March 5, 2014. The Company also agrees to give the Institutional Investors the preemptive rights to subscribe for the new shares that may be issued by the Company, in proportion to their shareholdings and certain registration rights.

Concurrently with the signing of the securities purchase agreement, the Company has signed definitive share repurchase agreements with certain existing shareholders, pursuant to which the Company agrees to repurchase a total number of 28,960,922 ordinary shares of the Company with the same price as the price Institutional Investors pay to subscribe the new shares. The Company will use the proceeds from the transaction for capital expenditures and to pay for the repurchased shares.